                                                                   EXHIBIT 10.6

                                 TERM NOTE


U.S. $2,250,000                                                  August 31, 1995

         FOR VALUE RECEIVED, the undersigned, STUART ENTERTAINMENT, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of The Chase Manhattan Bank (National Association) (the "Lender") the principal sum of Two Million Two Hundred Fifty Thousand Dollars (U.S. $2,250,000) or, if different, the aggregate unpaid principal amount of all Term Loans made by the Lender pursuant to that certain Credit Agreement, dated as of December 13, 1994 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, 1089350 Ontario Inc. (n/k/a Bingo Press & Specialty Limited), the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, Bank of America National Trust and Savings Association, as agent as provided therein, and Bank of America Canada, as agent as provided therein, regardless of whether such principal amount is shown on the schedule attached hereto (or any continuation thereof). The principal amount of this Note shall be payable in installments as set forth in the Credit Agreement, with a final installment (in the amount necessary to pay in full this Note) due and payable on December 13, 1999.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity and/or judgment, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the U.S. Agent pursuant to the Credit Agreement.

         This Note, together with that certain Term Note of even date herewith (the "BAI Term Note") in the principal amount of U.S. $2,250,000 issued by Borrower to Bank of America Illinois ("BAI"), replaces in its entirety that certain Term Note dated December 13, 1994 (the "Original Term Note") in the principal amount of U.S. $5,000,000 (the outstanding principal balance of which on the date hereof is U.S. $4,500,000) issued by Borrower to BAI. This Note and the BAI Term Note do not constitute a repayment or novation of the Indebtedness of Borrower under the Original Term Note.

         This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         ALL PARTIES HERETO, WHETHER AS MAKERS, ENDORSERS, OR OTHERWISE, SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR.

         THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                        STUART ENTERTAINMENT, INC.



                                        By
                                          -------------------------------------
                                        Title:
                                              ---------------------------------

                                                            Grid



                                                                          Portion of
                                                                          Principal
                                                                      Balance Maintained
                                                                      ------------------
                                                                                                     Applicable BA
                             Amount of         Outstanding          BA                Base               Rate             Notation
             Amount of       Principal          Principal          Rate               Rate             Interest             Made
Date         Term Loan        Payment            Balance           Loan               Loan              Period               By
----         ---------       ---------         -----------         ----               ----           -------------        --------





                                       3